Exhibit 10.3

SUBSCRIPTION AGREEMENT

Hydron Technologies, Inc.	July 2, 2008

4400 34th Street N., Suite F

Saint Petersburg, Florida 33714

Attention:	Richard Banakus,

Chairman and Interim President

Re:	Private Offer and Sale of Preferred Stock of Hydron Technologies, Inc.

Ladies and Gentlemen:

The undersigned (“Subscriber”) understands that Hydron Technologies, Inc., a New York Corporation (the “Corporation”), is offering for purchase (the “Offering”) on a limited and private basis to “accredited investors”, as such term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), up to fifteen thousand (15,000) shares (the “Shares”)of Series A Preferred Stock (the “Preferred Stock”), at a purchase price of One Hundred Dollars ($100) per Share (the “Purchase Price”) or up to an aggregate of One Million Five Hundred Thousand Dollars ($1,500,000.00). The offering period for the Offering will commence on the date of this subscription agreement (the “Subscription Agreement”) and will end on July 15, 2008 at 5:00 P.M (unless extended by the Corporation for up to ninety (90) additional days). Subscription proceeds will be used as described in the attached Term Sheet (as defined below), including the Exhibits thereto. Subscribers must purchase a minimum of 250 Shares and make a minimum investment of $25,000, subject to waiver by the Corporation in its sole discretion.

Your offer to purchase Shares is irrevocable, and once you have submitted your completed application and tendered your Purchase Price, a sale of Shares will be promptly thereafter consummated, subject only to satisfaction of the Minimum Offering Condition (as hereinafter defined). However, although the Corporation is seeking to sell the full amount of Shares offered, the Corporation intends to close if a minimum of thirteen thousand (13,000) Shares are subscribed for in the Offering (the “Minimum Offering Condition”). In satisfying the Minimum Offering Condition, the Chairman and Interim President of the Corporation has indicated that he will purchase up to Six Thousand Two Hundred Fifty Thousand (6,250) Shares. Accordingly, Subscribers should assume that the Minimum Offering Condition will be satisfied. You will be notified upon the satisfaction of the Minimum Offering Condition and the completion of the sale of Shares to you pursuant to Offering. In the event that a closing of the Offering does not occur for any reason, your Purchase Price will be returned to you without interest.

Please refer to the Term Sheet and Disclosure Document dated as of July 2, 2008 (the “Term Sheet”), attached as Exhibit A to this Subscription Agreement, for additional details regarding the Corporation and the Offering, including the (x) terms of the Preferred Stock and (y) risk factors relating to an investment in the Shares, including without limitation, risks relating to the financial condition of the Corporation and whether, when or in what amount any royalties may be paid to the Corporation from which dividends on the Preferred Stock may be paid.

Notwithstanding a description of the terms of the Preferred Stock set forth in the Term Sheet, you should rely only on the terms of the Preferred Stock as set forth in the form of Certificate of Amendment to the Corporation’s Certificate of Incorporation attached as Exhibit B hereto, which is incorporated herein and made a part hereof and of the Term Sheet.

1.         Subscription.

(a)       The undersigned hereby subscribes for the number of Shares of the Corporation at the aggregate purchase price indicated on the signature page of this Subscription Agreement. Upon acceptance of this Subscription Agreement by the Corporation and receipt of the full purchase price for the Shares subscribed, the Corporation agrees, subject to the occurrence of the Minimum Offering Condition, to issue to the undersigned the Shares subscribed, or such lesser number of Corporation Interests as the Corporation determines to accept.

Payment of the full Purchase Price for the number of Shares subscribed for in cash shall be made simultaneously with delivery of this Subscription Agreement by a bank or cashiers check payable to the order of “Hydron Technologies, Inc.” delivered to Ruden, McClosky, Smith, Schuster & Russell, P.A., 200 East Broward Boulevard, Fort Lauderdale, Florida 33301, Attention: Janine Garlitz, Esq., or by wire transfer in accordance with the wire transfer instructions attached as Schedule A hereto. Certain persons, including Ronald Saul, a director of the Corporation, and Richard Banakus, the Chairman, Interim President and a director of the Corporation, may tender outstanding obligations of the Corporation as payment in whole or in part of the Purchase Price for their Shares.

2.         Acceptance of Subscription. It is understood and agreed that the Corporation may, in its sole discretion, accept or reject this Subscription Agreement, in whole or in part. In the event that this Subscription Agreement is rejected in whole or part by the Corporation, the Subscriber’s purchase price or, in the case of the partial acceptance of this Subscription Agreement, a portion of Subscriber’s purchase price will be returned to Subscriber without interest.

3.         PRIVATE PLACEMENT. THE OFFER AND SALE OF THE SHARES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES OR “BLUE SKY” LAWS (COLLECTIVELY “SECURITIES LAWS”), AND THE SHARES ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFER AND SALE OF THE

SHARES OR THE ACCURACY OR ADEQUACY OF ANY INFORMATION PROVIDED TO THE SUBSCRIBER. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SUBSCRIBER RECOGNIZES AND ACKNOWLEDGES THAT THE RELIANCE BY THE CORPORATION, AND ITS OFFICERS AND DIRECTORS UPON SUCH EXEMPTIONS FROM REGISTRATION ARE, IN PART, BASED UPON THE ACCURACY OF THE REPRESENTATIONS AND AGREEMENTS OF THE SUBSCRIBER SET FORTH IN THIS SUBSCRIPTION AGREEMENT.

4.         Representations and Warranties of the Undersigned. The undersigned acknowledges, represents and warrants to, and agrees with, the Corporation as follows:

(b)       The undersigned has adequate means of providing for current needs and possible contingencies, and anticipates no need now or in the foreseeable future to sell the Shares.

(c)       The undersigned has such knowledge and experience in financial and business matters that makes the undersigned capable of evaluating the merits and risks of investment in the Corporation and of making an informed investment decision.

(d)       The undersigned is aware that no federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness of this investment.

(e)       The undersigned has had an opportunity to ask questions of and receive answers from representatives of the Corporation, concerning the terms and conditions of this investment and all such questions have been answered to the full satisfaction of the undersigned. Such representatives have not, however, rendered any investment advice to the undersigned with respect to the suitability of an investment in the Shares.

(f)       The Shares for which the undersigned hereby subscribes will be acquired for the undersigned’s own account, for investment only and not with a view toward resale or distribution in a manner which would require registration under the Securities Act.

(g)       The undersigned has been made aware by the Corporation that investment in the shares of Shares of the Corporation involves a high degree of risk and the possible loss of the total amount invested.

(h)       The undersigned has received and reviewed a copy of the Term Sheet and related Risk Factors that provide certain information about the Corporation, the offering of the Shares and the significant risks attendant to an investment in the Shares.

(i)       The undersigned acknowledges that neither the Corporation nor any representative of the Corporation has made any representations or warranties in respect of the Corporation business, including, without limitation the value of the Valera Agreement (as defined below) or the right to receive royalty payments thereunder, or any representation regarding Indevus Pharmaceuticals, Inc. (“Indevus”), its subsidiary, Valera Pharmaceuticals,

Inc. (“Valera”) or their respective business and products. The undersigned acknowledges and agrees that the value of the Shares is directly correlated to and dependent upon the receipt of distributions by the Corporation from Hydron Royalty Partnership Ltd., LLLP, a limited liability partnership (the “Partnership”), of which it holds a 50.001% partnership interest and serves as general partner, pursuant to the terms of the Limited Liability Limited Partnership Agreement of the Partnership (the “Partnership Agreement”) derived from payments that may be paid to the Partnership from time to time pursuant to the terms of that certain agreement (the “Valera Agreement”) originally between GP Strategies Corporation (f/k/a National Patent Development Corporation) and the Corporation, then known as Dento-Med Industries, Inc. The Valera Agreement is a cross-licensing agreement that requires the payment of royalties by the Corporation and Valera in an amount equal to 5% of net sales of certain products produced by the other party with the use of the Hydron polymer.

(j)         The undersigned acknowledges that the Corporation has no direct information regarding the likelihood for the successful development and marketing of products for which royalty payments may be made to the Corporation, other than publicly available information disseminated by Indevus and Valera on their website (www.indevus.com) and in reports filed by Indevus with the Securities and Exchange Commission (www.sec.gov) for which the Corporation disavows any responsibility.

(k)        The undersigned acknowledges that dividends with respect to the Shares shall be payable only to the extent of distributions made by Partnership and that a portion of up to five percent (5%) of the net amount of up to any such distributions may be reserved and used for general operating and administrative expenses of the Corporation.

(l)       The undersigned, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the subscribed for Shares. Such entity has its principal place of business as set forth on the signature page hereof and if such entity has been formed for the specific purpose of acquiring the Shares subscribed to hereunder, it hereby agrees to supply any additional written information that may be required by the Corporation.

(m)        All of the information that the undersigned has heretofore furnished or which is set forth in Paragraph 7 and elsewhere in this Subscription Agreement, including without limitation, those with respect to the undersigned’s financial position and business status is correct and complete as of the date of this Subscription Agreement. In the event that there is a material change in such information prior to the time the Shares are sold to the Subscriber pursuant to this Subscription Agreement, the undersigned will immediately furnish the revised or corrected information to the Corporation.

5.         Indemnification. The undersigned understands the meaning and legal consequences of the representations and warranties in this Subscription Agreement, and hereby agrees to indemnify and hold harmless the Corporation, its officers, directors, attorneys and agents, from and against any and all loss, damage or liability due to or arising out of a breach of any such representations or warranties.

6.         Limited Ability to Transfer Shares. THERE ARE SUBSTANTIAL RESTRICTIONS ON THE TRANSFERABILITY OF THE SHARES UNDER THE SECURITIES LAWS AND RESULTING FROM THE ABSENCE OF ANY MARKET FOR THE PURCHASE OF THE SHARES. ACCORDINGLY, THE SUBSCRIBER MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. The undersigned acknowledges that the Shares to be acquired pursuant to this Subscription Agreement may not be sold unless such sale is exempt from registration under the Securities Act. The undersigned further agrees to be responsible for compliance with all conditions on transfer imposed by any applicable State Blue Sky or securities law. In the event that the Corporation shall issue a certificate representing the Shares, such certificate shall bear a legend in the form of Annex A hereto stating that such Shares are subject to restrictions on transfer pursuant to applicable federal and state securities law.

7.         “Accredited Investor” Status. In accordance with Paragraph 4(j) of this Subscription Agreement, the undersigned has placed an (X) in each of the applicable spaces provided below:

_____	(a)

The undersigned is an Institutional Investor (within the list provided under Section 2(15)(i) of the Securities Act; e.g., a bank, registered investment company, insurance company, business development company or an employee benefit plan).

X	(b)	The undersigned is a natural person whose individual net worth, or joint net worth with spouse, exceeds $1,000,000.

_____	(c)

The undersigned is a natural person who had an individual income (less related expenses) in excess of $200,000 in each of the last two years (2006 and 2007) or joint income with spouse in excess of $300,000 in each of those years and reasonably expects a net income in excess of $200,000 or $300,000, as the case may be, in the current year.

_____	(d)	The undersigned is a director or executive officer of the Corporation.

_____	(e)	The undersigned is an entity owned entirely by any of the persons described in subparagraphs (a) through (d) above.

_____	(f)

Any organization described in Section 501 (c) (3) of the Internal Revenue Code, corporation, Massachusetts or similar business Trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

8.         No Advertising or Representations. The Subscriber hereby represents and warrants that the Subscriber is not acquiring the Shares as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, any seminar or any solicitation by a person not previously known to the Subscriber. The Subscriber acknowledges and agrees that no representations or warranties have been made to the Subscriber by Corporation, or any agent, employee or affiliate of the Corporation, regarding the Shares, the likelihood, amount or timing of payment of royalties to the Partnership under the Valera Agreement or payment of distributions to the Corporation under the Partnership Agreement, or in any respect regarding Valera and Indevus, their business and products, and in subscribing for the Shares, the Subscriber is not relying upon any representation or warranty, verbal or written. Although the Subscriber may have had access to information concerning Valera and Indevus and their business prospects including those relating to products that, if successfully developed and approved by the appropriate regulatory authorities, may result in royalty income to the Partnership from which distributions may be made to the Corporation that would be used to fund dividends with respect to the Shares, and other forward looking information either provided by the Corporation, or found on the web site of Indevus or otherwise, and Subscriber may have received or reviewed copies of that information, Subscriber acknowledges and agrees that Subscriber cannot rely upon any such information, or any predictive or forward looking information in making a decision to purchase the Shares. The Corporation expressly disclaims any obligation to provide, or any responsibility for the accuracy or completeness of any such information.

9.         No Commission or Brokerage Fee. The Subscriber represents that the Subscriber has no knowledge of any commission, brokerage fee or other remuneration being paid or to be paid directly or indirectly related to the sale or solicitation of the sale of the Shares.

10.       Reliance on Representations. The Subscriber understands the Corporation and its officers and directors will be relying on the accuracy and completeness of all representations and agreements of the Subscriber set forth in this Subscription Agreement, and the Subscriber represents and warrants to the Corporation and its officers and directors that the information, representations, warranties, acknowledgments and all other matters with respect to the Subscriber set forth herein are complete, true and correct and may be relied upon by the Corporation and its officers and directors in determining whether the offer and sale of the Shares to the Subscriber is exempt from registration under the Securities Laws. The Subscriber agrees to notify the Corporation immediately of any change in any representations and agreements of the Subscriber made herein that occurs prior to the closing of the purchase of the Shares.

11.       Consultation with Independent Counsel and Tax Advisor. Subscriber has been advised that Subscriber should consult with his or her own legal and tax advisors prior to executing this Subscription Agreement and consummating the transactions contemplated hereby. Subscriber understands that the law firm of Ruden, McClosky, Smith, Schuster & Russell, P.A. represents the Corporation in connection with the transactions contemplated by this Subscription Agreement, does not represent the Subscriber, and makes no representation regarding the Corporation, the value of the Valera Agreement, the prospects for receipt of royalty income therefrom, Valera, its business or products, the tax treatment of any such royalties or any dividends payable or paid on the Shares, or any other matter with respect to this investment.

12.        Risks of Investment. An investment in the Corporation is subject to substantial risks. In addition to the risks described herein, the Subscriber is urged to carefully review the risks described in the Term Sheet, including the related terms of the Preferred Stock and the Risk Factors relating to an investment in the Shares, prior to making a decision to purchase its Shares.

13.        Miscellaneous.

(n)      Severability. In the event any portions of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void portions were deleted.

(o)       Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be made by original or facsimile signature.

(p)       Notices and Addresses. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, or if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Subscriber:	At the address designated on the signature page of

this Subscription Agreement

The Corporation:	Hydron Technologies, Inc.

4400 34th Street N., Suite F

St. Petersburg, Florida 33714

Attention: Richard Banakus

Chairman and Interim President

or to such other address as either of them, by notice to the other may designate from time to time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

(q)       Governing Law. This Subscription Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance thereof shall be governed and interpreted according to the laws of the State of Florida without giving effect to the conflict of law provisions thereof.

(r)       Entire Agreement; Amendment; Waiver. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Subscription Agreement nor any provision hereof may be changed, waived, discharged or terminated orally. Any change, waiver, discharge or termination shall be made by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

(s)        Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be used to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.

(t)       Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and payment for, the Shares.

(u)        Assignability. This Subscription Agreement and the rights and obligations hereunder and the Shares contemplated hereunder are not transferable or assignable by the Subscriber, and any such attempted transfer or assignment shall be void ab initio.

(v)       Benefit. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement for the following number of Shares:

Number of Shares subscribed for:	100

Total purchase price

(number of Shares x $100.00):	$ 10,000

/s/ Karen A. Gray

(Signature of Subscriber)

Karen A. Gray

(Please print name, if signing for

corporation or other entity, please also print

title of signature and name of entity)

XXX-XX-XXX

(Social Security or Tax Identification Number, if applicable)

Execution Date: July   3  , 2008

Mailing address of Subscriber (please print):

PO Box 1664

_________________

Titusville, FL 32781-1664

(City) (State) (Zip Code)

321-514-3781

(Telephone Number)

Accepted:

If less than the entire subscription is accepted:

Number of Shares accepted:	100

Total purchase price

(number of Shares x $100.00):	$ 10,000

HYDRON TECHNOLOGIES, INC.

By:  /s/ Richard Banakus

Name:  Richard Banakus

Title:  Interim President

Date:    7/30  , 2008

ANNEX A

RESTRICTIVE LEGEND

These shares (the “Shares”) of Series A Preferred Stock (the “Preferred Stock”) of Hydron Technologies, Inc., a New York corporation (the “Corporation”), are subject to certain restrictions on transfer under federal and applicable state securities law. Certificates evidencing the Shares shall bear the following restrictive legend with respect to such restrictions:

“These securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or applicable state securities laws. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration in effect with respect to the securities under the Act and registration or qualification under applicable state securities laws or, if reasonably requested by the Corporation, an opinion of counsel satisfactory to the Corporation that such registration or qualification is not required.”

Annex A-1

EXHIBIT A

TERM SHEET AND DISCLOSURE DOCUMENT

Exhibit A-1

EXHIBIT B

FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION SETTING
FORTH THE TERMS OF THE SERIES A PREFERRED STOCK

Exhibit B-1

SCHEDULE A

WIRE INSTRUCTIONS

WACHOVIA BANK, N.A.

Jacksonville, Florida

ABA Number:	0630-00021

Account Name:	Ruden, McClosky, Smith, et al. Trust Account/Hydron Technologies, Inc. Series A Preferred Stock Offering

Acct. Number:	2199200004566

Swift Code:	PNBPUF33

Notify:	Miriam Cruz (954) 764-6660 x 6226, Fort Lauderdale &

Janine Garlitz (954) 527-2464

Schedule A-1